UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 1, 2015

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 633-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 6, 2015, DCP Midstream Partners, LP (the "Partnership") issued a press release announcing its financial results for the three months ended March 31, 2015. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference. The press release contains financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, for the applicable periods presented, including adjusted EBITDA, distributable cash flow and adjusted segment EBITDA for each of the Partnership's three business segments. The most directly comparable GAAP financial measures to adjusted EBITDA and distributable cash flow are, respectively, net income attributable to partners, which is presented in the attached press release and prominently below for the applicable periods presented, and net cash provided by operating activities, which is presented in the attached press release and prominently below for the applicable periods presented. The most directly comparable GAAP financial measure to adjusted segment EBITDA for each business segment is the applicable segment net income or loss attributable to partners, which is presented in the attached press release and prominently below for the applicable periods presented:
DCP MIDSTREAM PARTNERS, LP
GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended March 31,
	2015	2014 (1)
	(Millions)
Net income attributable to partners	$69	$79
Net cash provided by operating activities	$188	$146
DCP MIDSTREAM PARTNERS, LP
SEGMENT GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended March 31,
	2015	2014 (1)
	(Millions)
Natural Gas Services segment:
Segment net income attributable to partners	$51	$90

NGL Logistics segment:
Segment net income attributable to partners	$37	$16

Wholesale Propane Logistics segment:
Segment net income attributable to partners	$25	$11

(1)
Includes our Lucerne 1 plant, which we acquired in March 2014, retrospectively adjusted. Transfers of net assets between entities under common control are accounted for as if the transactions had occurred at the beginning of the period.

In accordance with General Instruction B.2 of Form 8-K, the press release furnished as Exhibit 99.1 to this current report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in any such filing.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 1, 2015, Mr. Andy Viens retired as a representative of Phillips 66 on the Board of Directors (the “Board”) of DCP Midstream GP, LLC (the “General Partner”), the general partner of the general partner of DCP Midstream Partners, LP (the “Partnership”), and Mr. Brian Mandell was appointed as a representative of Phillips 66 to fill the vacancy created by Mr. Viens’ retirement. The Board has not appointed Mr. Mandell to any committee of the Board at this time.
Mr. Mandell has more than 24 years of oil and gas industry experience serving in various commercial and marketing roles. He is currently President, Global Marketing, for Phillips 66. Previously, he held the position of Global Trading Lead, Clean Products, Commercial. Prior to joining Phillips 66 in May 2012, he worked for ConocoPhillips as Manager, U.S. Gasoline Trading since 2011. Previously, Mr. Mandell served in the Commercial NGL group and was named Manager of NGL Trading after working as Manager of Processing Assets and Business Development in 2006. Mr. Mandell began his career with Conoco in 1991 working in various marketing roles.
Also effective May 1, 2015, Mr. Brian R. Wenzel resigned as a representative of Phillips 66 on the Board and Mr. John Zuklic was appointed as a representative of Phillips 66 to fill the vacancy created by Mr. Wenzel’s resignation. The Board has not appointed Mr. Zuklic to any committee of the Board at this time.
Mr. Zuklic has more than 20 years of oil and gas industry experience serving in various finance and commercial roles. He is currently Vice President and Treasurer of Phillips 66 effective May 2015 and prior to that was General Manager, Global Commercial Risk and Compliance, for Phillips 66. Before joining Phillips 66 and assuming the role of Assistant Treasurer in May 2012, Mr. Zuklic worked for ConocoPhillips as Manager, Treasury Services, since 2008. In 2004, he was named Principal Consultant, Treasury, and prior to that he was Director, Midstream Finance, from 2000 to 2004. Prior to joining ConocoPhillips in 2000, Mr. Zuklic worked at BP for five years in various treasury, finance, and commercial positions.
Messrs. Mandell and Zuklic will not receive additional compensation for serving as directors on the Board. Messrs. Mandell and Zuklic do not have any direct or indirect material interest in any transaction, arrangement, or relationship with any related person of the Partnership other than through their employment with Phillips 66 and do not have any family relationships with any director or executive officer of the General Partner or any person nominated or chosen to become a director or executive officer of the General Partner.
As previously announced, Mr. William S. Waldheim retired from his positions as President of the General Partner and Director of the Board effective May 1, 2015.
As a result of these changes, the directors of the Board who are affiliated with DCP Midstream or its owners are Wouter T. van Kempen, Guy G. Buckley, R. Mark Fiedorek, Brian Mandell, and John Zuklic.
DCP Midstream, LLC owns 100% of the General Partner, which allows it to control the Partnership, and also owns 21.4% of the Partnership. DCP Midstream, LLC is a joint venture equally owned by Phillips 66 and Spectra. For relationships among the Partnership, the General Partner, DCP Midstream, LLC, and its affiliates, please read Item 13 “Certain Relationships and Related Transactions, and Director Independence”, which is incorporated herein by reference to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission on February 25, 2015.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 6, 2015.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 6, 2015

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Sean P. O'Brien
		Name:	Sean P. O'Brien
		Title:	Group Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 6, 2015.